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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 25, 2005

                            KIMCO REALTY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

            Maryland                    1-10899                13-2744380
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  State or Other Jurisdiction         (Commission           (I.R.S. Employer
       Of Incorporation)              File Number)         Identification No.)

               3333 New Hyde Park Road
                      Suite 100
                  New Hyde Park, NY                                11042
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       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 869-9000

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The information contained in this Item 2.02 of the Current Report on Form 8-K of Kimco Realty Corporation (the "Company") is being furnished pursuant to "Item 2.02 - Results of Operations and Financial Condition" and "Item 7.01 - Regulation FD Disclosure" of Form 8-K.

        On October 25, 2005, Kimco Realty Corporation issued a press release announcing its financial results for the second quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

        A copy of the Company's press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KIMCO REALTY CORPORATION


                                              By:    /s/ Michael V. Pappagallo
                                                     ---------------------------
                                              Name:  Michael V. Pappagallo
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Dated: October 25, 2005

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                                  EXHIBIT INDEX

Exhibit No.      Description
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  99.1           Press Release, dated October 25, 2005 issued by Kimco Realty
                 Corporation